Exhibit 16





                                   11 March 1998




Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Our Ref: LEOILAN8


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 (a) of Form 8-K of Elcom International, Inc. dated December 12, 1997.

                                  Yours truly,



                                 /s/ Deloitte & Touche



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